SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 28, 2004

EPICOR SOFTWARE CORPORATION

(Exact name of Registrant as specified in charter)

Delaware	0-20740	33-0277592
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

195 Technology Drive, Irvine, California	92618
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (949) 585-4000

Not Applicable

(Former name or former address, if changed, since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

The following exhibit is furnished as part of this report:

Exhibit Number	Description
Ex-99	Press Release dated January 28, 2004.

Item 12. Results of Operations and Financial Condition.

On January 28, 2004, Epicor Software Corporation (the “Company”) issued a press release regarding financial results for its fourth quarter of 2003 and fiscal year 2003, both ending December 31, 2003. A copy of the press release is being furnished as Exhibit 99 to this Current Report on Form 8-K.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99, shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPICOR SOFTWARE CORPORATION

Date: January 28, 2004	By	/s/ John D. Ireland
John D. Ireland
Vice President/General Counsel

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EXHIBIT INDEX

The following exhibits are attached hereto and incorporated herein by reference:

Exhibit Number		Sequentially Numbered Page
Ex.-99	Press Release dated January 28, 2004.	4

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